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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                      Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      Date of Report: October 28, 1999

                         Commission file number: 811-854


                              IIC Industries, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   Delaware                                  13-567594
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       (STATE OF OTHER JURISDICTION OF                  (IRS IDENTIFICATION
        INCORPORATION OR ORGANIZATION)                        NUMBER)


      171 Madison Avenue; New York, N.Y.                       10016
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 889-7201

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               FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT.

            420 Lexington Avenue, Suite 300; New York, New York 10016









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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               On October 28, 1999, the accounting firm of KPMG was selected as the independent accountants for IIC Industries, Inc. (the "Company") for the fiscal year ending December 31, 1999 to replace the accounting firm of Grant Thornton LLP. Grant Thornton LLP was notified of its decision on October 28, 1999. The decision to change the auditors was approved by the Board of Directors.

               During the two most recent fiscal years ended December 31, 1998 and subsequent interim periods, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the consolidated financial statements of the Company for each of the past two years ended December 31, 1998 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

               During the two most recent fiscal years ended December 31, 1998 and subsequent interim periods, the Company (or anyone on the Company's behalf) did not consult the newly engaged accountants regarding either the application of the accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue during the Company's two most recent fiscal years ended December 31, 1998, or any subsequent interim period prior to engaging KPMG.




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ITEM 7. EXHIBITS


Exhibit No.           Description
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    16                Letter of Grant Thornton, LLP regarding change in
                      certifying accountant

















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                                   SIGNATURES


    In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  October 28, 1999
                                            IIC INDUSTRIES, INC.



                                            By: /s/ Fortunee F. Cohen
                                                -------------------------------
                                                Fortunee F. Cohen, Secretary


                                            By: /s/ Michael M. Wreschner
                                                -------------------------------
                                                Michael M. Wreschner, Director,
                                                Principal Financial Officer and
                                                Chief Accounting Officer